Exhibit 10.3

FIRST AMENDMENT
This First Amendment, dated as of January 29, 2014 (this “Amendment”), to the Credit Agreement, dated as of August 6, 2013 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among others, COLONY FINANCIAL, INC. (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”) and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement, and the Borrower has requested that the Credit Agreement be amended as set forth herein;
WHEREAS, as permitted by Section 10.1 of the Credit Agreement, the Administrative Agent is willing to agree to this Amendment upon the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:
SECTION 1.Defined Terms. Unless otherwise defined herein, capitalized terms are used herein as defined in the Credit Agreement as amended hereby.
SECTION 2.Amendments.
(i)The definition of “Permitted Warehouse Indebtedness” is hereby amended by inserting “(any such pledge, a “Permitted Warehouse Equity Pledge”)” immediately prior to the first semicolon contained therein.
(ii)Clause (m) of Section 7.3 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(m) Liens securing Permitted Warehouse Indebtedness of the Borrower or any Subsidiary incurred pursuant to Section 7.2(j), solely to the extent encumbering (i) the Commercial Real Estate Debt Investments financed thereby or (ii) Capital Stock of the Permitted Warehouse Borrower pursuant to a Permitted Warehouse Equity Pledge;”
SECTION 3.Conditions to Effectiveness. This Amendment shall become effective on the date on which the Administrative Agent shall have received a counterpart of this Amendment, executed and delivered by a duly authorized officer of the Borrower (the date on which such condition shall have been so satisfied, the “First Amendment Effective Date”).
SECTION 4.Representations and Warranties. On and as of the date hereof, the Borrower hereby confirms, reaffirms and restates that, after giving effect to this Amendment (i) each of the representations and warranties set forth in Section 4 of the Credit Agreement are true and correct in all material respects on and as of the date hereof as if made on and as of such date (except that any representations and warranties which expressly relate to an earlier date shall be true and correct in all material respects as of such earlier date) and (ii) no Default or Event of Default shall have occurred or be continuing on the date hereof.
SECTION 5.Continuing Effect; No Other Amendments or Consents.
(a) Except as expressly provided herein, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Administrative Agent’s or the Lenders’ willingness to consent to any action requiring consent under any other provisions of the Credit Agreement or the same subsection for any other date or time period. Upon the effectiveness of the amendments set forth herein, on and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

(b) The Borrower and the other parties hereto acknowledge and agree that this Amendment shall constitute a Loan Document.

SECTION 6.Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable and documented out-of-pocket costs and expenses incurred in connection with the preparation and delivery of this Amendment, and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable and documented out-of-pocket fees and disbursements of one counsel to the Administrative Agent in accordance with the terms in the Credit Agreement.
SECTION 7.Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile and electronic (e.g. “.pdf”, or “.tif”) transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.
SECTION 8.GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.
COLONY FINANCIAL, INC.
By:    /s/ DARREN J. TANGEN
Name: Darren J. Tangen
Title: Chief Financial Officer

Signature Page to First Amendment

JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:     /s/ EVELYN CRISCI
Name: Evelyn Crisci
Title: Vice President

Signature Page to First Amendment